WILLIAM BLAIR FUNDS

WILLIAM BLAIR BOND FUND

WILLIAM BLAIR SHORT DURATION BOND FUND

WILLIAM BLAIR ULTRA-SHORT DURATION BOND FUND

SUPPLEMENT TO THE PROSPECTUS DATED

MAY 1, 2021,

AS SUPPLEMENTED

Effective February 14, 2022, the information below replaces similar disclosure in the Prospectus under “William Blair Bond Fund – Summary – Management” and “William Blair Short Duration Bond Fund – Summary – Management.”

Portfolio Manager. Vesta Marks, an Associate of the Adviser, manages the Fund. Mr. Marks has managed the Fund since 2021.

Effective February 14, 2022, the information below replaces similar disclosure in the Prospectus under “William Blair Ultra-Short Duration Bond Fund – Summary – Management.”

Portfolio Manager(s). Kathleen M. Lynch, an Associate of the Adviser, and Vesta Marks, an Associate of the Adviser, co-manage the Fund. Ms. Lynch has co-managed the Fund since 2020. Mr. Marks has co-managed the Fund since 2021.

Corresponding changes are made under “Management of the Funds – Portfolio Management” effective as of such date.

Dated: February 14, 2022

WILLIAM BLAIR FUNDS

150 North Riverside Plaza

Chicago, Illinois 60606

Please retain this supplement for future reference.